UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices) (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ⎕

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⎕

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Item 7.01. Regulation FD Disclosure.

On March 9, 2020, during a conference call (the "Conference Call") to disclose its financial results for the fiscal quarter and year ended December 31, 2019 (the "Financial Results"), Avid Technology, Inc. (the “Company”) stated that its press release issued on March 9, 2020 announcing the Financial Results contained a scrivener's error regarding the Company's guidance for subscription and maintenance revenue for Q1 2020. The correct guidance range for the Company's subscription and maintenance revenue for Q1 2020 is $44.0 million to $45.5 million, as stated on the Conference Call.

Cautionary Note Regarding Forward-Looking Statements. This Form 8-K contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. All statements other than statements of historical facts may be forward-looking statements. Among other things, this press release includes estimated results of operations for the three months ending March 31, 2020, which estimate is based on a variety of assumptions about key factors and metrics that will determine our future results of operations, including, for example, completion of the transition of our hardware supply chain, anticipated market uptake of new products and market-based cost inflation. The projected future results of operations are based on current expectations as of the date of this Form 8-K and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to the effect on our sales, operations and financial performance resulting from: our liquidity; our ability to execute our strategic plan, including our cost saving strategies and transition of our hardware supply chain, and meet customer needs; our ability to retain and hire key personnel; our ability to produce innovative products in response to changing market demand, particularly in the media industry; our ability to successfully accomplish our product development plans; competitive factors; history of losses; fluctuations in our revenue based on, among other things, our performance and risks in particular geographies or markets; our higher indebtedness and ability to service it and meet the obligations thereunder; restrictions in our credit facilities; our move to a subscription model and related effect on our revenues and ability to predict future revenues; fluctuations in subscription and maintenance renewal rates; elongated sales cycles; fluctuations in foreign currency exchange rates; seasonal factors; adverse changes in economic conditions, including, but not limited to, those changes resulting from natural disasters or widespread outbreaks of disease or illness; variances in our revenue backlog and the realization thereof; and the possibility of legal proceedings adverse to our company. Moreover, the business may be adversely affected by future legislative, regulatory or other changes, including tax law changes, as well as other economic, business and/or competitive factors. The risks included above are not exhaustive. Other factors that could adversely affect our business and prospects are set forth in our annual report on Form 10-K for the year ended December 31, 2020, and our other public filings with the SEC. Forward-looking statements contained herein are made only as to the date of this press release and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: March 13, 2020	By:	/s/ Kenneth Gayron
	Name:	Kenneth Gayron
	Title:	Executive Vice President and CFO